
                                                                                                     EXHIBIT 99(i)

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                        Sept. 28,
   (dollars in millions)                                                                                     2001
   --------------------------------------------------------------------------------                    ----------

   ASSETS

   CASH AND CASH EQUIVALENTS.......................................................                     $  20,201
                                                                                                        ---------
   CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
        OR DEPOSITED WITH CLEARING ORGANIZATIONS...................................                         4,382
                                                                                                        ---------

   RECEIVABLES UNDER RESALE AGREEMENTS AND SECURITIES BORROWED TRANSACTIONS........                       133,705
                                                                                                        ---------

   MARKETABLE INVESTMENT SECURITIES................................................                        72,856
                                                                                                        ---------
   TRADING ASSETS, AT FAIR VALUE
     Contractual agreements........................................................                        25,527
     Corporate debt and preferred stock............................................                        18,129
     Equities and convertible debentures...........................................                        16,030
     U.S. Government and agencies..................................................                        11,700
     Mortgages, mortgage-backed, and asset-backed..................................                         9,899
     Municipals and money markets..................................................                         8,826
     Non-U.S. governments and agencies.............................................                         5,993
                                                                                                        ---------
                                                                                                           96,104
                                                                                                        ---------

   SECURITIES PLEDGED AS COLLATERAL................................................                        12,416
                                                                                                        ---------

   SECURITIES RECEIVED AS COLLATERAL...............................................                         2,730
                                                                                                        ---------

   OTHER RECEIVABLES
     Customers (net of allowance for doubtful accounts of $81).....................                        46,621
     Brokers and dealers...........................................................                        11,568
     Interest and other............................................................                         9,491
                                                                                                        ---------
                                                                                                           67,680
                                                                                                        ---------

   INVESTMENTS OF INSURANCE SUBSIDIARIES...........................................                         4,083

   LOANS, NOTES, AND MORTGAGES (net of allowance for loan losses of $285)..........                        18,391

   OTHER INVESTMENTS...............................................................                         5,329

   EQUIPMENT AND FACILITIES (net of accumulated depreciation and
         amortization of $5,002)...................................................                         3,472

   GOODWILL (net of accumulated amortization of $864)..............................                         4,212

   OTHER ASSETS....................................................................                         3,045
                                                                                                        ---------
   TOTAL ASSETS....................................................................                     $ 448,606
                                                                                                        =========


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

                                                                                                    EXHIBIT 99(i)


                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                       Sept. 28,
   (dollars in millions, except per share amount)                                                           2001
   -----------------------------------------------------------------------------                       ---------

   LIABILITIES

   PAYABLES UNDER REPURCHASE AGREEMENTS AND
       SECURITIES LOANED TRANSACTIONS............................................                      $ 106,909
                                                                                                       ---------

   COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS..............................                          5,096
                                                                                                       ---------

   DEPOSITS......................................................................                         83,667
                                                                                                       ---------
   TRADING LIABILITIES, AT FAIR VALUE
     Contractual agreements......................................................                         23,050
     U.S. Government and agencies................................................                         19,964
     Equities and convertible debentures.........................................                         19,957
     Non-U.S. governments and agencies...........................................                          6,299
     Corporate debt, municipals and preferred stock..............................                          6,127
                                                                                                       ---------
                                                                                                          75,397
                                                                                                       ---------

   OBLIGATION TO RETURN SECURITIES RECEIVED AS COLLATERAL........................                          2,730
                                                                                                       ---------
   OTHER PAYABLES
     Customers...................................................................                         35,328
     Brokers and dealers.........................................................                         13,597
     Interest and other..........................................................                         18,423
                                                                                                       ---------
                                                                                                          67,348
                                                                                                       ---------

   LIABILITIES OF INSURANCE SUBSIDIARIES.........................................                          3,809

   LONG-TERM BORROWINGS..........................................................                         79,849
                                                                                                       ---------

   TOTAL LIABILITIES.............................................................                        424,805
                                                                                                       ---------

   PREFERRED SECURITIES ISSUED BY SUBSIDIARIES...................................                          2,711
                                                                                                       ---------
   STOCKHOLDERS' EQUITY

   PREFERRED STOCKHOLDERS' EQUITY (42,500 shares issued, liquidation preference
      $10,000 per share).........................................................                            425
                                                                                                       ---------
   COMMON STOCKHOLDERS' EQUITY
     Shares exchangeable into common stock.......................................                             62
     Common stock, par value $1.33 1/3 per share;
      authorized: 3,000,000,000 shares;
      issued: 962,533,498 shares.................................................                          1,283
     Paid-in capital.............................................................                          4,256
     Accumulated other comprehensive loss (net of tax)...........................                           (506)
     Retained earnings...........................................................                         17,560
                                                                                                       ---------
                                                                                                          22,655
   Less: Treasury stock, at cost:  121,467,652 shares............................                            970
            Employee stock transactions..........................................                          1,020
                                                                                                       ---------
   TOTAL COMMON STOCKHOLDERS' EQUITY.............................................                         20,665
                                                                                                       ---------
   TOTAL STOCKHOLDERS' EQUITY....................................................                         21,090
                                                                                                       ---------
   TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY SUBSIDIARIES,
        AND STOCKHOLDERS' EQUITY.................................................                      $ 448,606
                                                                                                       =========

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